SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e) (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

IAS COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 24, 2007.

To the Shareholders of IAS Communications, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders IAS Communications, Inc. (the “Company”) will be held at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, on May 24, 2007, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

(1) ELECTION OF DIRECTORS. To elect three (3) directors for a term of one year or until their successors have been elected and qualified.

(2) APPROVAL OF AUDITOR. Approval of Smythe Ratcliffe LLP as auditor until the close of the next Annual Meeting.

(3) AMENDMENT OF ARTICLES TO CHANGE THE NAME OF THE COMPANY. To approve an amendment to Article I of the Articles of Incorporation to change the name of the Company to “IAS Energy, Inc.”, and that the articles of the Company be altered accordingly.

(4) AMENDMENT OF ARTICLES TO CHANGE THE PURPOSE OF THE COMPANY. To approve an amendment to Article III of the Articles of Incorporation with regard to the purpose of the corporation.

(5) AMENDMENT OF ARTICLES OF INCORPORATION TO REDUCE VOTE REQUIRED FOR AMENDMENT OF ARTICLES. To approve an amendment to Article XI of the Articles of Incorporation to reduce the vote required to approve an amendment to the articles of incorporation.

(6) WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof. These matters are more fully described in the proxy statement accompanying this Notice.

Accompanying this Notice of Meeting is a proxy statement and a form of proxy, together with the annual report of the Company on Form 10-KSB, containing the management discussion and analysis, the consolidated financial statements for the year ended April 30, 2006, and the auditors’ reports on the financial statements.

Only those shareholders of record at the close of business on April 2, 2007 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

April 17, 2007

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John Robertson
John Robertson, President

YOUR VOTE IS IMPORTANT Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope.

IAS COMMUNICATIONS, INC.
#240-11780 Hammersmith Way
Richmond, British Columbia V7A 5E9
CANADA

PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of IAS COMUNICATIONS, INC. (the “Company”) in connection with the solicitation of proxies on for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on May 24, 2007, at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, at 10:00 am. (PST). A copy of the Company’s annual report on Form 10-KSB was made available to shareholders electronically via filing on EDGAR on August 14, 2006, and accompanies this Proxy Statement.

We will provide without charge to each person solicited upon the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the Commission pursuant to Rule 13a-1 under the Act for our most recent fiscal year. Please direct your written request to Jennifer Lorette, Secretary, at #240-11780 Hammersmith Way Richmond, British Columbia, Canada, V7A 5E9. We will furnish any exhibit upon the payment of a specified reasonable fee which fee shall be limited to our reasonable expenses in furnishing such exhibit.

Only stockholders of record on April 2, 2007 are entitled to vote at the Annual Meeting.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or before April 25, 2007.

Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is April 2, 2007.

The Company is authorized to issue up to 100,000,000 shares of common stock, without par value. As of April 2, 2007, there were 36,023,039 shares of common stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

BUSINESS OF THE MEETING

There are five (5) matters being presented for consideration by the shareholders at the Annual Meeting, the election of three (3) directors; the approval of Smythe Ratcliffe LLP as auditor of the Company; the change of the Company’s name; the amendment to the articles of incorporation with respect to the business of the company; and the amendment to the articles of incorporation with respect to the quorum required for shareholder meetings.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 2, 2007, the outstanding Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock, and each director, naming each, and directors and executive officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of April 2, 2007, there were 36,023,039 common shares issued and outstanding.

Name and address of beneficial owner	Amount and nature of beneficial owner	Percent of class
John G. Robertson, Chairman of the Board of Directors, President, CEO and Director (1) (2) (3) (4) (5)	25,905,420	71.91%
Access Information Services Ltd. (3)	12,467,508	34.61%
JGR Petroleum, Inc. (4)	7,976,360	22.14
SMR Investments (5)	4,417,252	12.26%
Jennifer Lorette, Secretary, Treasurer and Director (6)	146,000	*
James Vandeberg, Chief Operating Officer, Chief Financial Officer and Director (7)	125,000	*
ALL OFFICERS & DIRECTORS AS A GROUP (8) (three Individuals)	24,976,420	72.67%

(1) These individuals may be deemed to be our "parents or founders" as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933.

(2) Includes 44,300 common shares and rights to purchase, pursuant to stock options, 1,000,000, common shares. Mr. Robertson's address is the same as the Company's.

(3) Includes 12,467,508 shares registered in the name of Access Information Services, Ltd., a corporation controlled by the Robertson Family Trust. The beneficiary is Kelly Wells, John Robertson’s daughter, who does not reside at the same address as John Robertson. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Access Information Services, Ltd.’s address is the same as our address.

(4) JGR Petroleum, Inc. is a private Washington company owned and controlled by the Robertson Family Trust, the beneficiary of which is Kelly Wells, daughter of John G. Robertson. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. JGR Petroleum, Inc.’s address is the same as our address.

(5) SMR Investment Ltd. is a British Columbia corporation. Since May 1977 John Robertson has been President and a member of the Board of Directors of SMR Investments Ltd. Susanne M. Robertson, Mr. Robertson's wife and a Director of the Company, owns SMR Investment Ltd. and is a director. Susanne Robertson personally holds 62,600 shares of the Company.

(6) Includes rights to purchase, pursuant to stock options, 100,000, common shares. Ms. Lorette's address is the same as the Company's.

(7) Includes rights to purchase, pursuant to stock options, 100,000, common shares. Mr. Vandeberg's address is 601 Union Street, Suite 4500, Seattle, WA 98101.

(8) Includes common shares and stock options for Jennifer Lorette, James Vandeberg and John Robertson, exercisable within 60 days.

Information with Respect to Nominees

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.

Nominee	Age	Since	Principal Occupation of Director	Ownership [1]	Ownership
John G. Robertson [1], [2], [3], [4], [5],	66	December 1994	Chairman of the Board, President and Chief Executive Officer	25,905,420	71.91%
Jennifer Lorette [1], [6]	34	Director since November 1999; Secretary and Treasurer since February 1995	Secretary and Treasurer (since 1995)	146,000	*
James L. Vandeberg [1], [7]	63	Director since November 1998 COO since August 1999, CFO since November 2001	Attorney	125,000	*

*Less than one percent of the issued and outstanding on April 2, 2007, which was 36,023,039.

(1) These individuals may be deemed to be our "parents or founders" as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933.

(2) Includes44,300 common shares and rights to purchase, pursuant to stock options, 1,000,000, common shares. Mr. Robertson's address is the same as the Company's.

(3) Includes 12,467,508 shares registered in the name of Access Information Services, Ltd., a corporation controlled by the Robertson Family Trust. The beneficiary is Kelly Wells, John Robertson’s daughter, who does not reside at the same address as John Robertson. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Access Information Services, Ltd.’s address is the same as our address.

(4) JGR Petroleum, Inc. is a private Washington company owned and controlled by the Robertson Family Trust, the beneficiary of which is Kelly Wells, daughter of John G. Robertson. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. JGR Petroleum, Inc.’s address is the same as our address.

(5) SMR Investment Ltd. is a British Columbia corporation. Since May 1977 John Robertson has been President and a member of the Board of Directors of SMR Investments Ltd. Susanne M. Robertson, Mr. Robertson's wife and a Director of the Company, owns SMR Investment Ltd. and is a director. Susanne Robertson personally holds 62,600 shares of the Company.

(6) Includes rights to purchase, pursuant to stock options, 100,000, common shares. Ms. Lorette's address is the same as the Company's.

(7) Includes rights to purchase, pursuant to stock options, 100,000, common shares. Mr. Vandeberg's address is 601 Union Street,

Suite 4500, Seattle, WA 98101.

Background of Nominees

John G. Robertson - President, Principal Executive Officer and a Member of the Board of Directors
Mr. Robertson has been our Chairman of the Board, President and Chief Executive Officer since our formation. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information-Highway.com, Inc., a Florida corporation which is currently inactive, and its predecessor. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the Rand Cam Engine since 1986. Mr. Robertson is the Chairman, President, Chief Executive Officer and a member of the Board of Directors of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board, which is developing an axial vane type rotary engine. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. REGI U.S. owns the U.S. rights to the Rand Cam (TM) technology and Rand Energy Group, Inc. owns the worldwide rights exclusive of the U.S. He is also the President and Founder of Teryl Resources Corp., a public company trading on the TSX Venture Exchange involved in mining, and oil and gas exploration. He is also President of Linux Gold Corp., a public company trading on the OTC Bulletin Board. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

James L. Vandeberg - Chief Operating Officer, Chief Financial Officer and a Member of the Board of Directors
Mr. Vandeberg became a Director of the Company in November 1998, its Chief Operating Officer in August 1999 and its Chief Financial Officer in November 2001. Mr. Vandeberg is an attorney in Seattle, Washington. He has served as our legal counsel since 1996. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies. He is a director of Information-Highway.com, Inc., a Florida corporation traded on the Pink Sheets. He is also a director of REGI U.S., Inc., an Oregon corporation traded on the OTC Bulletin Board since November 1998 and its Chief Operating Officer since November 1999 and Chief Financial Officer since January 2006. Mr. Vandeberg is also a director of Reg Technologies Inc. which is traded on the OTC Bulletin Board and the TSX Venture Exchange. Mr. Vandeberg has also been a director of ASAP Show Inc. since May 2005. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

Jennifer Lorette - Vice President and a Member of the Board of Directors
Ms. Lorette became a member of the board of directors in November 1999. She has been our Secretary/Treasurer since February 1995, and was also previously Chief Financial Officer. Since 2001 she has also been a director for Reg Technologies, Inc., a British Columbia corporation listed on the TSX Venture Exchange, and trading on the OTC Bulletin Board, that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. Ms. Lorette is a member of the board of directors of REGI U.S., Inc. since January 2001, and has been its Vice President since June 1994, and was also previously Chief Financial Officer. Since June 1997 Ms. Lorette has been Executive Vice President and a Director of Information-Highway.com, Inc., a Florida corporation traded which is currently inactive, and its predecessor. Since November 2000 Ms. Lorette has also been a director of Linux Gold Corp. Since February 2001 Ms. Lorette has been a director of Teryl Resources Corp., a public company trading on the TSX Venture Exchange involved in mining, and oil and gas exploration.

Significant Employees

In addition to our Officers, we currently employ no full-time employees and utilize contractors as required.

Term of Office and Family Relationships

All directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal. Executive officers are appointed by and serve at the discretion of our Board of Directors. There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2006:

Name	Positions with the Company	Age	Office Held Since
John G. Robertson	Chairman of the Board, President and Chief Executive Officer	66	December 1994
James Vandeberg	Chief Operating Officer and Chief Financial Officer	63	Director since November 1998; COO since August 1999, CFO since November 2001
Jennifer Lorette	Secretary and Treasurer	34	Director since 1999; Secretary and Treasurer since February 1995

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors. Memberships on the Boards of other public companies are set out on pages 3 and 4 in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

Background of Executive Officers

The biographies of Messrs. Robertson and Vandeberg, and Ms. Lorette can be found on pages 3 and 4.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Vandeberg, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by

Section 16(a) of the Exchange Act during the most recent fiscal year.

Corporate Governance

The Board of Directors does not have any committees. Our Board of Directors has not adopted code of ethics that applies to our principal executive officer, principal financial officer. We believe that due to the small size of the Company and existing systems we have in place that there is no real benefit to having a formal code of ethics.

Board of Directors Meetings

The Company held no Board meetings during fiscal 2006. The Company acted by written consent on three (3) occasions adopted by all directors during the April 2006 fiscal year.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
John G. Robertson President, Chief Executive Officer	2006 2005 2004	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
James Vandeberg Chief Financial Officer	2006 2005 2004	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

________________________________
(1) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended April 30, 2006 for the fair value of stock options granted to each of our named executive officers calculated in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these option grants, refer to Note 2 of our financial statements and related notes. These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our named executive officers. See the Outstanding Equity Awards at April 30, 2006 table below for more information on options held by the named executive officers.

A management fee of $2,500.00 per month is accrued for payment to Access Information Services, Inc., a corporation controlled by the Robertson Family Trust, the beneficiary of which is Kelly Wells, daughter of John G. Robertson.

The Company entered into an agreement with a professional law firm (the “Law Firm”) in which a partner of the firm is an Officer and Director of the Company. The Company agreed to pay a cash fee equal to 5% of any financings with parties introduced to the Company by the Law Firm. The Company also agreed to pay an equity fee equal to 5% of the equity issued by the Company to parties introduced by the Law Firm, in the form of options, warrants or common stock. No professional fees were paid to related parties during the years ended April 30, 2006 and 2005.

The Company entered into an agreement dated April 6, 2005 with a private company controlled by the President of the Company to acquire a working interest in two oil wells located in Burleson County, Texas. The Company agreed to issue up to 1,000,000 shares (issued - nil) of restricted common stock at the rate of one share for every $0.10 of revenue from the wells. To April 30, 2006, revenue from the wells was approximately $27,948 resulting in an obligation to the Company to issue approximately 279,000 shares.

The Company has no other agreement at this time, with any officer or director, regarding employment with the Company or compensation for services other than herein described. Compensation of officers and directors is determined by the Company’s Board of Directors and not subject to shareholder approval. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information about outstanding equity awards held by our named executive officers as of April 30, 2006.

Option Awards (1)

Name	Number of Securities Underlying Unexercised Options granted (#) Exercisable	Number of Securities Underlying Unexercised Options granted (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration date
John Robertson	1,000,000	Nil	Nil	$0.20	November 20, 2011
Jennifer Lorette	100,000	Nil	Nil	$0.20	November 20, 2011
James L. Vandeberg	100,000	Nil	Nil	$0.20	November 20, 2011

(1) There were no Stock Awards awarded to the named executive officers. Accordingly, this disclosure has been omitted.

Compensation of Directors

During the most recently completed financial year, the Company paid no cash compensation (including salaries, fees, directors’ fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonuses paid during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year the payment of which was deferred) to the Directors for services rendered.

Executive Officers of the Company, who also act as Directors of the Company, do not receive any additional compensation for services rendered in such capacity other than as paid by the Company to such Executive Officers in their capacity as Executive Officers (see “Compensation of Executive Officers”).

Equity Compensation Plan Information

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of April 30, 2006.

Plan Category	Number of Shares To Be Issued Upon Exercise	Weighted Average Exercise Price (2)	Number of Securities Available for Issuance
2003 Stock Option Plan (1)	1,250,000	$0.20	669,000

(1)

The Company has a Stock Option Plan to issue up to 2,500,000 shares to certain key directors and employees, approved August 1996 and amended November 1, 2000. Pursuant to the Plan, the Company has granted stock options to certain directors and employees.

(2)	The price reflects the weighted average exercise price of those options which are vested and exercisable.

Stock Option Plan

The Company’s 1996 Stock Option Plan (the “Plan”) was approved by the Company’s shareholders in August, 1996, amended on November 1, 2000, increasing the total number of shares available under the Plan. A total of 2,500,000 shares were approved by the shareholders for issuance under the option agreements, subject to the Plan. During the fiscal year, no options were granted under the Plan.

The Plan permits the grant of stock options to employees, officers, directors and consultants. There are four (4) persons under the Plan. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company. The Plan is effective until November 1, 2010. Stock options are granted at the discretion of the directors.

The terms of the Plan include the following information. Under the Plan, the option price for the common shares to be issued under the Plan will be the price not less than the fair market value of the Company’s common shares on the date of grant of the stock option. If the optionee owns common shares representing more than 10% of the combined total voting power of all classes of shares of the Company (the “Shareholder-Optionee”), then the option price must be at least 110% of the fair market value of the common shares on the date of the grant. The term of the stock option granted under the Plan may not exceed 10 years from the date such option is granted, unless the optionee is a Shareholder-Employee, then the term of option may not exceed five years from the date of the grant. The market value of the securities underlying the options as at April 2, 2007 was $275,000.

There are Canadian and U.S. persons who have been granted options under the Plan. Each optionee has been advised to seek his or her own tax advice.

Option Grants in Last Fiscal Year (Individual Grants)

Name	Number of Securities Underlying Options granted (#)	Percent of total options granted to employees in fiscal year	Exercise or base price ($/share)	Expiration date
Nil	Nil	Nil	Nil	nil

There were no new options granted during the fiscal year ended April 30, 2006.

Performance Stock Plan

The Company adopted a Performance Stock Plan on March 5, 1997, as to 1,000,000 shares. The Performance Stock Plan authorizes the issuance of up to 1,000,000 shares of common stock of the Company to be issued to key employees, officers, directors and consultants of the Company. There were no shares issued pursuant to the Performance Stock Plan during the fiscal year.

Long Term Incentive Plan Awards

The Company does not have any Long Term Incentive Plans.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company does not have any employment contracts, termination of employment and change of control arrangements.

Certain Related Transactions and Legal Proceedings with Directors

The Company entered into an agreement dated April 6, 2005 with a private company, controlled by the President of the Company, to acquire a working interest in two oil wells located in Burleson County, Texas. The Company agreed to issue up to 1,000,000 shares (issued - nil) of restricted common stock at the rate of one share for every $0.10 of revenue from the wells. To April 30, 2006, revenue from the wells was approximately $27,948 resulting in an obligation to the Company to issue approximately 279,000 shares.

The Company entered into an agreement with a professional law firm in which a partner of the firm is an Officer and Director of the Company. No professional fees were paid to related parties during the years ended April 30, 2006 and 2005.

Changes in Control

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

Communications with Directors

Our Board of Directors has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board of Directors by mail or electronically. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any such individual directors or group of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 240 – 11780 Hammersmith Way, Richmond, BC V7A 5E9. To communicate with any of our directors electronically, a shareholder should send an email to: info@iasenergy.com.

Board Members' Attendance at Annual Meetings

It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our previous annual meeting of shareholders, we had three directors, all of whom were in attendance.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS General

The Company’s Bylaws (“Bylaws”) provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently three (3) directors of the Company: John Robertson, James Vandeberg and Jennifer Lorette.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of Messrs. Robertson and Vandeberg and Ms. Lorette. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by our Board of Directors. Directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal.

REQUIRED VOTE AND BOARD RECOMMENDATION

Assuming a quorum is present at the Annual Meeting, the three nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2 - APPROVAL OF AUDITOR

Relationship with Independent Auditor

On September 8, 2005, we appointed Smythe Ratcliffe LLP as the principal auditor of the Company, effective as of such date.

The Company does not expect a representative of Smythe Ratcliffe to be present at the Annual Meeting. However, Smythe Ratcliffe will have the opportunity to make a statement if it desires to do so.

The Board of Directors recommends that Smythe Ratcliffe LLP serve as auditor of the Company until the next Annual Meeting. Smythe Ratcliffe LLP, Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 2006.

Additional Audit Information

The following table discloses accounting fees and services of the Registrant:

Type of Services Rendered	2006 Fiscal Year (CAD$)	2005 Fiscal Year (CAD$)
(a) Audit Fees	$5,000	$7,950
(b) Audit-Related Fees (eg. review of Forms 10-QSB)	$0	$0
(c) Tax Fees	$2,200	$500
(d) All Other Fees	$0	$0

Votes will be counted respecting proxies received or shareholders present at the meeting only. Abstentions and brokers’ non-votes will not be counted.

The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3 – NAME CHANGE OF COMPANY

The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to change the name of the Company to "IAS Energy, Inc." As approved by the Board of Directors, the name change will not become effective until (a) shareholder approval is received for the Articles of Amendment and (b) the Company's President and Chief Executive Officer decides it is the appropriate time to file the Articles of Amendment to effect the name change. It is currently anticipated that the Articles of Amendment will be filed as soon as practical after shareholder approval is received.

The Company's Articles of Incorporation provide that two-thirds of the shares eligible to vote can approve Articles of Amendment to the Articles of Incorporation.

The Company's current name, IAS Communications, Inc., has no current identification with the Company's business focus, which is now solely the exploration and development of oil and gas properties. The Company believes that it will improve the Company's name identification if its corporate name is the same as the name of its business focus. It is anticipated that this change will improve awareness of the Company in the minds of shareholders, the oil and gas industry and the investment community, by better identifying the business of the Company.

By Unanimous Written Consent dated March 9, 2007, the Board of Directors adopted resolutions to authorize the Company's President and Chief Executive Officer to proceed with effecting the name change at such time as he decides to do so, after first submitting the name change to the shareholders for their approval.

The Board of Directors recommends a vote FOR Proposal No. 3.

PROPOSAL NO. 4 – AMENDMENT OF ARTICLES – REDUCTION OF PASSING VOTE

Under Article XI of the Company’s Articles of Incorporation, our Articles may be amended upon a vote of at least two-thirds of the shares outstanding, and entitled to vote at a special meeting of the shareholders of the Company. On March 9, 2007, the Board of Directors approved a resolution to amend the Articles, subject to shareholder approval, to reduce the number of shares of outstanding common stock held by shareholders required to amend the articles from two-thirds to a majority.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to the Articles of Incorporation is to reduce the number of shares held by shareholders to amend the Articles of Incorporation. As a widely-held public company, it may be difficult to receive proxies or responses from for two-thirds of the outstanding shares of the Company.

Approval of the amendment of the articles must be approved by the vote of two-thirds of the outstanding shares on the record date.

The Board of Directors recommends a vote FOR Proposal No. 4.

PROPOSAL NO. 5 – AMENDMENT OF ARTICLES – CORPORATE PURPOSE

Under Article III of the Company’s Articles of Incorporation, the purposes for which the corporation is organized are to engage in the development and production of advanced antenna technologies, and any other lawful activity for which corporations may be organized. On March 9, 2007, the Board of Directors approved a resolution to amend the Articles, subject to shareholder approval, to remove the reference to our past business model.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to the Articles of Incorporation is clarify the type of business in which the Company may engage. Presently, the purposes for which the corporation is organized are to engage in the development and production of advanced antenna technologies, and any other lawful activity for which corporations may be organized under ORS Chapter 60. As we are no longer engaged in pursuit of advanced antenna technologies, we wish to remove this reference from our Articles.

Approval of the amendment of the articles must be approved by the vote of two-thirds of the outstanding shares on the record date.

The Board of Directors recommends a vote FOR Proposal No. 5.

OTHER MATTERS

Transfer Agent

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company’s common shares.

Annual Report

A copy of our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2006 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

Stockholder Proposals

Stockholder proposals to be included in the Company’s Proxy Statement and Proxy for its 2007 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than August 30, 2007.

Additional Information

Each shareholder has received the Company’s Annual Report containing the Company’s 2006 audited financial statements, including the report of its independent chartered accountants. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company’s 2006 Form 10-KSB as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, #240 – 11780 Hammersmith Way, Richmond, British Columbia, Canada, V7A 5E9, Attention: Jennifer Lorette, Vice President.

Action on Other Matters

The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company’s business and shareholders will have the opportunity to ask questions.

IAS COMMUNICATIONS, INC.

By Order of the Board of Directors

/s/	John G. Robertson
John G. Robertson
President

Richmond, British Columbia
April 19, 2007

Proxy

ANNUAL AND SPECIAL
MEETING OF SHAREHOLDERS OF
IAS COMMUNICATIONS, INC.

I/WE, the undersigned shareholder of IAS COMMUNICATIONS, INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him, ___________________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on April 2, 2007 (the “Record Date”), at the Annual and Special Meeting of Shareholders to be held at The River Club, 11111 Riverside Drive, Richmond, British Columbia at 10:00 a.m., on May 24, 2007, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

THIS PROXY, WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, 2 and 3, AND FOR THE PROPOSALS 4, 5, 6, 7 and 8.

SECURITYHOLDER SIGN HERE: ___________________________________________

DATE SIGNED: _________________________________________________________

THIS FORM MUST BE SIGNED AND DATED ABOVE.

SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.

Resolutions
(For full details of each resolution, please see the enclosed Proxy Statement)

	For	Against	Withhold
1. To elect as Director, John Robertson		N/A
2. To elect as Director, Jennifer Lorette		N/A
3. To elect as Director, James Vandeberg		N/A
4. Appointment of Smythe Ratcliffe LLP Chartered Accountants as auditors of the Company
5. To amend the Articles of Incorporation to change the name of the Company to IAS Energy, Inc.
6. To amend the Articles of Incorporation to reduce the number of shares to be voted to approve an amendment to the articles of incorporation
7. To amend the Articles of Incorporation to change the business purpose of the Company
8. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV. 89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. YOU MAY ALSO FAX TO NEVADA AGENCY & TRUST CO AT (775) 322-5623 .

NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN “X” IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 – no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.